Exhibit 99.2
Westar Energy, Inc.
First Quarter 2015 Earnings
Released May 5, 2015

Bruce Burns
Director Investor Relations
785-575-8227
bruce.burns@WestarEnergy.com

NOTE:
The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2015 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended March 31,
	2015	2014	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$181,294	$192,287	$(10,993)	(5.7)
Commercial	161,305	161,100	205	0.1
Industrial	96,479	94,495	1,984	2.1
Other retail	539	(8,523)	9,062	106.3
Total Retail Revenues	439,617	439,359	258	0.1
Wholesale	86,755	110,613	(23,858)	(21.6)
Transmission	58,585	61,466	(2,881)	(4.7)
Other	5,850	17,118	(11,268)	(65.8)
Total Revenues	590,807	628,556	(37,749)	(6.0)
OPERATING EXPENSES:
Fuel and purchased power	155,482	173,839	(18,357)	(10.6)
SPP network transmission costs	56,812	51,958	4,854	9.3
Operating and maintenance	85,080	91,790	(6,710)	(7.3)
Depreciation and amortization	74,586	70,110	4,476	6.4
Selling, general and administrative	55,418	56,486	(1,068)	(1.9)
Taxes other than income tax	37,871	34,832	3,039	8.7
Total Operating Expenses	465,249	479,015	(13,766)	(2.9)
INCOME FROM OPERATIONS	125,558	149,541	(23,983)	(16.0)
OTHER INCOME (EXPENSE):
Investment earnings	2,480	2,378	102	4.3
Other income	2,814	5,917	(3,103)	(52.4)
Other expense	(5,713)	(5,664)	(49)	(0.9)
Total Other (Expense) Income	(419)	2,631	(3,050)	(115.9)
Interest expense	44,298	46,241	(1,943)	(4.2)
INCOME BEFORE INCOME TAXES	80,841	105,931	(25,090)	(23.7)
Income tax expense	27,678	34,961	(7,283)	(20.8)
NET INCOME	53,163	70,970	(17,807)	(25.1)
Less: Net income attributable to noncontrolling interests	2,183	2,015	168	8.3
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$50,980	$68,955	$(17,975)	(26.1)
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$0.38	$0.53	$(0.15)	(28.3)
Diluted earnings per common share	$0.38	$0.52	$(0.14)	(26.9)
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	132,395	129,004	3,391	2.6
Diluted	135,540	131,269	4,271	3.3
DIVIDENDS DECLARED PER COMMON SHARE	$0.36	$0.35	$0.01	2.9
Effective income tax rate	34.24%	33.00%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	March 31, 2015	December 31, 2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$6,074	$4,556
Accounts receivable, net of allowance for doubtful accounts of $7,072 and $5,309, respectively	236,285	267,327
Fuel inventory and supplies	265,967	247,406
Deferred tax assets	19,747	29,636
Prepaid expenses	18,842	15,793
Regulatory assets	103,925	105,549
Other	23,725	30,655
Total Current Assets	674,565	700,922
PROPERTY, PLANT AND EQUIPMENT, NET	8,232,333	8,162,908
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	275,989	278,573
OTHER ASSETS:
Regulatory assets	756,382	754,229
Nuclear decommissioning trust	190,354	185,016
Other	280,112	265,353
Total Other Assets	1,226,848	1,204,598
TOTAL ASSETS	$10,409,735	$10,347,001
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt of variable interest entities	$28,315	$27,933
Short-term debt	425,400	257,600
Accounts payable	203,138	219,351
Accrued dividends	46,425	44,971
Accrued taxes	110,957	74,356
Accrued interest	89,821	79,707
Regulatory liabilities	57,185	55,142
Other	75,461	90,571
Total Current Liabilities	1,036,702	849,631
LONG-TERM LIABILITIES:
Long-term debt, net	3,090,722	3,215,539
Long-term debt of variable interest entities, net	138,209	166,565
Deferred income taxes	1,488,721	1,475,487
Unamortized investment tax credits	210,280	211,040
Regulatory liabilities	289,468	288,343
Accrued employee benefits	529,229	532,622
Asset retirement obligations	233,659	230,668
Other	77,397	75,799
Total Long-Term Liabilities	6,057,685	6,196,063
COMMITMENTS AND CONTINGENCIES (See 10-Q Notes 10 and 11)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 132,166,154 shares and 131,687,454 shares, respective to each date	660,831	658,437
Paid-in capital	1,788,787	1,781,120
Retained earnings	858,172	855,299
Total Westar Energy, Inc. Shareholders’ Equity	3,307,790	3,294,856
Noncontrolling Interests	7,558	6,451
Total Equity	3,315,348	3,301,307
TOTAL LIABILITIES AND EQUITY	$10,409,735	$10,347,001

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$53,163	$70,970
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	74,586	70,110
Amortization of nuclear fuel	4,960	5,966
Amortization of deferred regulatory gain from sale leaseback	(1,374)	(1,374)
Amortization of corporate-owned life insurance	5,747	5,884
Non-cash compensation	2,226	1,796
Net deferred income taxes and credits	26,573	34,787
Stock-based compensation excess tax benefits	(1,073)	636
Allowance for equity funds used during construction	(1,950)	(5,006)
Changes in working capital items:
Accounts receivable	31,042	16,892
Fuel inventory and supplies	(18,404)	(9,956)
Prepaid expenses and other	4,638	(2,255)
Accounts payable	17,321	1,422
Accrued taxes	40,007	33,428
Other current liabilities	(20,327)	2,838
Changes in other assets	(17,034)	3,650
Changes in other liabilities	12,394	8,524
Cash Flows from Operating Activities	212,495	238,312
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(187,223)	(218,329)
Purchase of securities - trusts	(7,345)	(2,707)
Sale of securities - trusts	7,847	3,745
Proceeds from investment in corporate-owned life insurance	1,144	1,121
Investment in affiliated company	—	1,362
Other investing activities	(717)	(1,230)
Cash Flows used in Investing Activities	(186,294)	(216,038)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	167,800	44,139
Retirements of long-term debt	(125,000)	—
Retirements of long-term debt of variable interest entities	(27,925)	(27,148)
Repayment of capital leases	(886)	(755)
Borrowings against cash surrender value of corporate-owned life insurance	1,045	861
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(899)	(1,040)
Stock-based compensation excess tax benefits	1,073	(636)
Issuance of common stock	8,206	10,317
Distributions to shareholders of noncontrolling interests	(1,076)	—
Cash dividends paid	(43,787)	(41,591)
Other financing activities	(3,234)	(1,843)
Cash Flows used in Financing Activities	(24,683)	(17,696)
NET CHANGE IN CASH AND CASH EQUIVALENTS	1,518	4,578
CASH AND CASH EQUIVALENTS:
Beginning of period	4,556	4,487
End of period	$6,074	$9,065

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
1st Quarter 2015 vs. 2014

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2014 earnings attributable to common stock			$68,955		$0.53

		Favorable/(Unfavorable)

	Retail		258	A
	Wholesale		(23,858)	B
	Transmission		(2,881)	C
	Other revenues		(11,268)	D
	Fuel and purchased power		18,357	E
	SPP network transmission costs		(4,854)
	Gross Margin		(24,246)
	Operating and maintenance		6,710	F
	Depreciation and amortization		(4,476)	G
	Selling, general and administrative		1,068	H
	Taxes other than income tax		(3,039)	I
	Other income (expense)		(3,050)
	Interest expense		1,943
	Income tax expense		7,283	J
	Net income attributable to noncontrolling interests		(168)
	Change in shares outstanding	(0.01)

2015 earnings attributable to common stock			$50,980		$0.38

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due primarily to a 4% increase in average retail prices (see page 5 for changes by customer class); largely offset by warmer weather, HDD 13% lower than last year

B	Due principally to a 24% decrease in average wholesale prices (see page 5 for changes by customer class)

C	Due primarily to estimated refund obligation for transmission revenues -- ($6M)

D	Due primarily to lower energy marketing margins reflecting 2014 favorable market conditions -- ($12.2M)

E	Due primarily to a 3% decrease in combined MWh generated and purchased, and a 26% decrease in the average cost of purchased MWhs

F	Due principally to lower costs for scheduled outage at Wolf Creek in 2014 -- $5.6M

G	Due principally to property additions

H	Due primarily to reduction in amortization for previously deferred energy efficiency programs -- $1.2M

I	Due primarily to higher property tax expense that is largely offset by increased prices -- ($2.9M)

J	Due primarily to lower income before income taxes

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended March 31,
	2015	2014	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$181,294	$192,287	$(10,993)	(5.7)
Commercial	161,305	161,100	205	0.1
Industrial	96,479	94,495	1,984	2.1
Other retail	3,505	3,462	43	1.2
Provision for rate refunds	(2,966)	(11,985)	9,019	75.3
Total Retail Revenues	439,617	439,359	258	0.1
Tariff-based wholesale	60,334	67,894	(7,560)	(11.1)
Market-based wholesale	26,421	42,719	(16,298)	(38.2)
Transmission	58,585	61,466	(2,881)	(4.7)
Other	5,850	17,118	(11,268)	(65.8)
Total Revenues	$590,807	$628,556	$(37,749)	(6.0)

Electricity Sales	(Thousands of MWh)
Residential	1,554	1,709	(155)	(9.1)
Commercial	1,731	1,760	(29)	(1.6)
Industrial	1,324	1,339	(15)	(1.1)
Other retail	20	21	(1)	(4.8)
Total Retail	4,629	4,829	(200)	(4.1)
Tariff-based wholesale	1,284	1,371	(87)	(6.3)
Market-based wholesale	1,287	1,105	182	16.5
Total wholesale	2,571	2,476	95	3.8
Total Electricity Sales	7,200	7,305	(105)	(1.4)

	(Dollars per MWh)
Total retail	$94.97	$90.98	$3.99	4.4
Tariff-based wholesale	$46.99	$49.52	$(2.53)	(5.1)
Market-based wholesale	$20.53	$38.66	$(18.13)	(46.9)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$108,248	$138,650	$(30,402)	(21.9)
Purchased power	45,527	39,452	6,075	15.4
Subtotal	153,775	178,102	(24,327)	(13.7)
RECA recovery and other	1,707	(4,263)	5,970	140.0
Total fuel and purchased power expense	$155,482	$173,839	$(18,357)	(10.6)

Electricity Supply	(Thousands of MWh)
Generated - Gas	312	304	8	2.6
Coal	4,452	5,181	(729)	(14.1)
Nuclear	794	894	(100)	(11.2)
Wind	106	114	(8)	(7.0)
Subtotal electricity generated	5,664	6,493	(829)	(12.8)
Purchased	1,623	1,045	578	55.3
Total Electricity Supply	7,287	7,538	(251)	(3.3)

	(Dollars per MWh)
Average cost of fuel used for generation	$19.11	$21.35	$(2.24)	(10.5)
Average cost of purchased power	$28.05	$37.75	$(9.70)	(25.7)
Average cost of fuel and purchased power	$21.10	$23.63	$(2.53)	(10.7)

Degree Days		2014/
	2015	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	1	—	1	nm
Actual compared to 20 year average	1	2	(1)	(50.0)
Heating
Actual compared to last year	2,434	2,803	(369)	(13.2)
Actual compared to 20 year average	2,434	2,428	6	0.2
nm - not meaningful

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.

Capitalization
		March 31, 2015		December 31, 2014
		(Dollars in Thousands)
Current maturities of long-term debt		$—		$—
Current maturities of long-term debt of VIEs		28,315		27,933
Long-term debt, net		3,090,722		3,215,539
Long-term debt of variable interest entities, net		138,209		166,565
Total long-term debt		3,257,246	49.6%	3,410,037	50.8%
Common equity		3,307,790	50.3%	3,294,856	49.1%
Noncontrolling interests		7,558	0.1%	6,451	0.1%
Total capitalization		$6,572,594	100.0%	$6,711,344	100.0%

GAAP Book value per share		$25.03		$25.02
Period end shares outstanding (in thousands)		132,166		131,687

Outstanding Long-Term Debt

	CUSIP	March 31, 2015		December 31, 2014
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
5.15% Series due January 2017	95709TAB6	125,000		125,000
8.625% Series due December 2018	95709TAG5	300,000		300,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
5.95% Series due January 2035	95709TAC4	—		125,000
5.875% Series due July 2036	95709TAE0	150,000		150,000
4.125% Series due March 2042	95709TAH3	550,000		550,000
4.10% Series due April 2043	95709TAJ9	430,000		430,000
4.625% Series due September 2043	95709TAK6	250,000		250,000
		2,055,000		2,180,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
		75,500		75,500
Total Westar Energy		2,130,500		2,255,500

KGE
First mortgage bond series:
6.70%Series due June 2019	485260BL6	300,000		300,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.64%Series due May 2038	485260B#9	100,000		100,000
4.3% Series due July 2044	485260BM4	250,000		250,000
		875,000		875,000
Pollution control bond series:
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
4.85% Series due June 2031	121825CB7	50,000		50,000
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
		96,440		96,440
Total KGE		971,440		971,440

Total long-term debt		3,101,940		3,226,940
Unamortized debt discount		(11,218)		(11,401)
Long-term debt due within one year		—		—
Total long-term debt, net		$3,090,722		$3,215,539

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis.

The calculations of gross margin for the three months ended March 31, 2015 and 2014 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin.

	Three Months Ended March 31,
	2015	2014	Change
	(Dollars in Thousands)
Revenues	$590,807	$628,556	$(37,749)
Less: Fuel and purchased power expense	155,482	173,839	(18,357)
SPP network transmission costs	56,812	51,958	4,854
Gross Margin	$378,513	$402,759	$(24,246)

Gross margin	$378,513	$402,759	$(24,246)
Less: Operating and maintenance expense	85,080	91,790	(6,710)
Depreciation and amortization expense	74,586	70,110	4,476
Selling, general and administrative expense	55,418	56,486	(1,068)
Taxes other than income tax	37,871	34,832	3,039
Income from operations	$125,558	$149,541	$(23,983)

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2015 should be read in conjunction with this financial information.

2015 Earnings Guidance
May Update

2015 EPS guidance range                            $2.18 - $2.33

2015 Drivers:

•	Retail MWh sales up 100 bp

•	Normal weather and energy marketing activity

•	Modest price adjustments

◦	≈$11 million transmission margin

▪	FERC transmission formula rate and companion TDC, net of increase in SPP expenses

◦	≈$11 million environmental cost recovery rider

•	≈2% decrease in combined O&M and SG&A expenses

◦	≈1% increase top line operating expense excluding fuel and depreciation

•	COLI proceeds ≈$15 million

•	Equity AFUDC decrease ≈$15 million

•	Depreciation increase ≈$24 million

◦	Includes ≈$5 million of La Cygne depreciation beginning November

•	Effective tax rate 33-35%

•	Interest expense decrease ≈$3 million

•	Financing:

◦	No sale of additional equity

▪	Settle ≈9 million forward shares already priced

▪	Yearend average annual shares outstanding 138 million

◦	No additional debt issuance planned

▪	Explore refinancing opportunities of debt portfolio

•	Filed a $152 million GRC in March, with a decision expected by late October

•	Transmission revenue decrease ≈$14 million for estimated refund obligation

◦	Refund based on 10.3% ROE (9.8% base + 0.5% RTO adder)

Forward-looking statements: Certain matters discussed in this news release are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Westar Energy believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2014 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 13 and 15; (2) those discussed in the company's Quarterly Report on Form 10-Q filed May 5, 2015, (a) in ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations and (b) in Part I, Financial Information, ITEM 1. Financial Statements: Notes 10 and 11; and (3) other factors discussed in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.
May 5, 2015